Z
Seven

SECOND QUARTER REPORT
Period Ended
June 30, 1997

1.   Accounting Procedures:
     Reliability & Conservatism

2.   Consistency of Operating
     Earnings Growth

3.   Strength of Internal
     Earnings Growth

4.   Balance Sheet:
     Working Capital

5.   Balance Sheet:
     Corporate Liquidity

6.   Recognition:
     Owner Diversification

7.   Value:  P/E Under 10

LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our gratitude for your confidence in our investment philosophy. We are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

We are continuing to diversify our portfolio. We are reducing position sizes and adding U.S. and foreign companies, which meet all of our criteria, to the portfolio. As a result of the market decline last quarter, we had the opportunity to invest in more U.S. companies.

FIRST-HALF INVESTMENT RESULTS

As 1997 reached its mid-year point, our investments have provided positive returns with a significant increase in the investment portfolio. Over the first six months, the investment portfolio advanced 10%. The second quarter brought an increase of 7% in the investment portfolio.

FIRST-HALF NET ASSET VALUE

Our net asset value increased 9% in the first half, from $16.40 to $17.95. During the second quarter, net asset value rose 6% from $16.86 to $17.95. This is the third consecutive quarter in which our net asset value was up, and the eleventh out of the last twelve quarters.

GOOD NEWS

Investments with increases of 20% or more since the end of last year are discussed under our "Good News" section. In the first quarter, three stocks in our portfolio gained 20% or more. By mid-year we had six, all of which are large holdings.

DAY RUNNER, INC., was up 31% in the second quarter. Year-to-date the company's share price increased 71%.Day Runner was in our "Mistakes and Disappointments" section at the end of 1996, but rebounded strongly over the last six months and is now well over our purchase price in late 1995. Its good management, debt-free balance sheet, and increasing profit margins turned Day Runner from last year's "Mistakes and Disappointments" into this year's "Good News." Day Runner is the leading developer, manufacturer, and marketer of paper-based organizers for the retail market.

French  cosmetics  leader  L'OREAL  advanced 27% during  the first half of the
year.    Its  56%  stake in the drug company Synthelabo and the acquisition of
Maybelline contributed to an operating profit jump of 18%.

NOVARTIS AG, the Swiss pharmaceutical giant formed by the merger of Sandoz AG and Ciba-Geigy AG last year, was up 31% in the second quarter. The merger proceeded smoothly and 1996 results were in line with expectations. For 1997, the company forecasts strong profit growth and has pleased investors with a dividend increase of 19%. The market responded positively causing its share price to rally to a 52% gain at the half-year point.

Golf equipment producer CALLAWAY GOLF continued to progress with consistent double digit growth in sales and earnings. The share price increased 23% in the first six months. As of May 1997, over 80% of the golf professionals on the six major tours using titanium drivers chose Callaway's drivers. Callaway actively promotes its products on the professional golf tours. It predicts that golf fans will spend over $1 billion on Callaway products this year.

LINDT & SPRUNGLI AG, the Swiss premium chocolates company, continued its upward trend with a 22% share price increase the first six months. The systematic expansion of their product range in 1996 clearly demonstrated the company's innovative capability. Lindt's sales in the U.S., England, and Spain rose in double digits in 1996. The company aims to expand business in these three markets in the future which should continue to add to earnings growth.

BORDER TELEVISION PLC, a regional broadcaster in television and radio in the U.K., had a 22% share-price advance during the first half of the year. The company's growth slowed down slightly with the acquisition of Sunderland City Radio due to related refurbishing and integration. Border also bought out a joint-venture partner in a radio license serving the Darlington area giving it a 35% stake in the region.

This concludes the "Good News" section. However, we would like to mention two additional companies which officially do not belong in this section because they were added to the portfolio after the end of last year, but both companies performed exceptionally well since we purchased them in April and May. The share price of Del Laboratories, Inc., the manufacturer and marketer of nail and beauty care products and proprietary pharmaceuticals was up 42% at the end of June due to the news release of strong earnings. The other company, Amrion, Inc., a nutritional supplement manufacturer, had a share price increase of 46%, substantially due to the announcement that its shares would be acquired by Whole Foods Market. Whole Foods Market does not meet several of our purchase criterion, therefore, Amrion shares are in the process of being sold.

We also like to mention companies which have done well for the Fund but are not in the portfolio at the end of the second quarter. Air London International PLC, an investment for almost six years, was eliminated in the U.K. selling program. At the time of sale, Air London's stock price was up 21%. Its shares were sold at a solid gain.

MISTAKES AND DISAPPOINTMENTS

For purposes of objectivity, we also talk about the investments which fell 20% or more since the end of last year. Six companies belong in this section, five of which are small U.K. companies that have been vulnerable due to the price weakness among U.K. small caps. Four of the six companies are small investments all together accounting for less than one percent of the Fund's market value. Two of the small investments, RCO HOLDINGS PLC and UDO HOLDINGS PLC, were sold after the end of the second quarter because they no longer met all of our criteria.

FAIRWAY GROUP PLC is a U.K. company providing print facilities management, finishing services, and distribution of educational supplies. At the end of last year, difficult market conditions required Fairway to announce that earnings would be above last year, but significantly lower than market expectations. The uncertainty in earnings continued to drive the share price down. At mid-year the company's share price fell 34%. Fairway reported a net loss for its first-half after an exceptional charge from the disposal of their troubled printing division. Continuing operations reported increased profitability despite a moderate decrease in sales.

ESSEX FURNITURE PLC, a U.K. retailer, continues to have earnings difficulties and at mid-year its share price was down 27%. We have been reducing our position in Essex because the company no longer meets all of our criteria.

ABBEYCREST PLC, the U.K's largest designer and manufacturer of gold and silver jewelry, had a share price decrease of 31% over the half year. Interesting to note is that Abbeycrest reported a sales increase of 11% with pre-tax profits up 41% compared to last year.

WOLVERINE TUBE, INC., whose share price was down 31% in the first quarter, recovered 7% during the last three months and was down 26% at mid-year. Wolverine Tube manufactures a broad range of custom-engineered copper tubular products for many industrial applications. Wolverine continued to experience weak demand for its high margin air conditioning products. The company has a strong balance sheet and earnings history, however, uncertainty about future demand for the higher margin items continues to affect its share price.

OUTLOOK

In  the  U.S.,  broad  market  conditions  continue to be favorable.  Although interest rates were raised at the end of last quarter, there are no indications of further increases at this time. Consumer confidence remains high and earnings confirm this attitude. The recent change in the budget included a provision that lowered capital gains taxes. This should have a long-term positive effect on U.S. shares. In the short term, however, profit-taking may accelerate volatility.

The U.K. stock market made new highs, but the advance/decline line is negative. It appears that overseas investors played an important part in the U.K. market's recent rise. The new independence of the Bank of England in setting monetary policy was a key event in exciting these investors towards larger and more liquid U.K. stocks. Increased interest rates since May and the strength of the British sterling put much pressure on the earnings and stock price performance of smaller U.K. companies. Although the FT-SE 100 and blue chips are doing well, small caps are very weak. For small British companies, the bear market may have already begun. As a result of the current market conditions, we are continuing to sell British companies that no longer meet all of our criteria.

We have a diversified portfolio of well-managed companies, nearly all of which we expect will continue to show good earnings growth. Our outlook for the future is very good.

Sincerely,

Barry  Ziskin          August  8,  1997

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at June 30, 1997  (Unaudited)

Common Stocks (a)                                 Shares       Value
-----------------------------------------------  ---------  ------------
APPAREL & ACCESSORIES - 2.8%
 Abbeycrest PLC                                     10,000  $    16,970
 Fila Holding S.p.A.  ADS (b)                       20,500      685,479
                                                            ------------
                                                                702,449
                                                            ------------
AUTOMOTIVE & TRANSPORTATION - 4.6%
 Autopistas C.E. SA                                 19,992      271,211
 Linamar Corporation                                19,800      864,805
                                                            ------------
                                                              1,136,016
                                                            ------------
BUILDING & MATERIALS - 12.2%
 American Homestar Corporation                      43,100      921,262
 NCI Building Systems, Inc.                         30,600      990,675
 Polypipe PLC                                       88,200      305,260
 Wolverine Tube, Inc. (c)                           30,200      841,825
                                                            ------------
                                                              3,059,022
                                                            ------------
BUSINESS SERVICES & SUPPLIES - 11.4%
 Day Runner, Inc.                                   23,600      784,700
 Dudley Jenkins Group PLC                          228,000      836,532
 Fairway Group PLC                               1,377,500    1,135,060
 RCO Holdings PLC                                   33,300       96,970
                                                            ------------
                                                              2,853,262
                                                            ------------
COMPUTER & RELATED PRODUCTS - 6.6%
 Insight Enterprises, Inc.                          29,900      898,884
 Intel Corp.                                         5,200      737,428
                                                            ------------
                                                              1,636,312
                                                            ------------
FINANCIAL SERVICES - 7.1%
 Jardine Lloyd Thompson
   Group PLC                                       323,100      940,867
 Rathbone Brothers PLC                             158,000      833,450
                                                            ------------
                                                              1,774,317
                                                            ------------
FOOD & BEVERAGE - 7.7%
 Carlsberg AS                                        4,100      225,853
 Lindt & Srungli AG                                    329      607,800
 Lone Star Steakhouse & Saloon, Inc.                38,000      988,000
 Weetabix Ltd.                                       2,450      107,016
                                                            ------------
                                                              1,928,669
                                                            ------------
HEALTH & PERSONAL CARE - 19.6%
 Amrion, Inc.                                       42,000    1,176,000
 Astra AB                                           48,266      853,874
 Del Laboratories, Inc.                             26,100      916,762
 L'Oreal (c)                                         2,157      908,427
 Novartis AG                                           659    1,052,416
                                                            ------------
                                                              4,907,479
                                                            ------------
LEISURE & MEDIA - 15.0%
 Border Television PLC                             259,000    1,633,513
 Callaway Golf Co. (c)                              20,500      727,750


Common Stocks (a)                                Shares     Value
-----------------------------------------------  ---------  ------------
 LVMH Moet Hennessy
   Louis Vuitton                                     2,145      576,467
 Seattle FilmWorks, Inc.                            66,800      801,600
                                                            ------------
                                                              3,739,330
                                                            ------------
MEDICAL SERVICES & SUPPLIES - 7.4%
 National Dentex Corporation (c)                    47,100      894,900
 Protean PLC                                       266,300      587,191
 Seton Healthcare Group PLC                         50,300      361,154
                                                            ------------
                                                              1,843,245
                                                            ------------
MULTI-INDUSTRY - 5.6%
 Tomkins PLC                                       180,666      781,561
 TT Group PLC                                       67,900      418,060
 Wassall PLC                                        39,757      204,430
                                                            ------------
                                                              1,404,051
                                                            ------------
RETAIL - 0.4%
 Essex Furniture PLC                                77,600       94,905
 UDO Holdings PLC                                    1,700        3,664
 Westfair Foods Ltd.                                   360       10,430
                                                            ------------
                                                                108,999
                                                            ------------
------------------------------------------------------------------------
TOTAL COMMON STOCKS - 100.4%
 (Cost $22,279,797)                                          25,093,151
------------------------------------------------------------------------
LIABILITIES IN EXCESS OF CASH,
RECEIVABLES, AND OTHER ASSETS - (0.4%)                         (100,554)
------------------------------------------------------------------------
NET ASSETS - 100.0%
 (Equivalent to $17.95 per share based on
 1,392,617 shares of capital stock outstanding)             $24,992,597
========================================================================

(a) Percentages indicated are based on net assets of $24,992,597.
(b)     ADS - American Depositary Shares.
(c)     Pledged as collateral for line of credit.

COMMON STOCKS BY COUNTRY
-------------------------------------
Percent   Country            Value
-------------------------------------
   45.3%  United States   $11,365,265
   33.3%  United Kingdom    8,356,603
    6.6%  Switzerland       1,660,216
    5.9%  France            1,484,894
    3.5%  Canada              875,235
    3.4%  Sweden              853,874
    1.1%  Spain               271,211
    0.9%  Denmark             225,853
-------------------------------------
  100.0%                  $25,093,151
=====================================

Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at June 30, 1997  (Unaudited)


ASSETS
Investments in securities, at value
 (identified cost $22,279,797)            $25,093,151
Cash                                          179,383
Receivables
 Dividends and interest                       121,474
 Securities sold                              949,237
 Due from investment advisor                   82,324
 Other                                         10,000
Other assets                                   36,931
                                          ------------
Total assets                               26,472,500
                                          ------------

LIABILITIES
Payables
 Securities purchased                         847,446
 Other                                         32,457
Line of credit payable                        600,000
                                          ------------
Total liabilities                           1,479,903
                                          ------------

NET ASSETS                                $24,992,597
                                          ============

NET ASSETS REPRESENTED BY
Capital stock, $1.00 par value:
 7,700,000 shares authorized,
 1,634,429 shares issued                  $ 1,634,429
Additional paid-in capital                 19,847,133
Treasury stock, 241,812 shares, at cost    (4,233,355)
                                          ------------
                                           17,248,207
Accumulated net realized gains on
 investments and currency transactions      3,994,273
Net unrealized appreciation on
 investments and currency translations      3,095,968
Undistributed net investment income           654,149
                                          ------------

NET ASSETS (EQUIVALENT TO $17.95 PER
 SHARE BASED ON 1,392,617 SHARES OF
 CAPITAL STOCK OUTSTANDING)               $24,992,597
                                          ============

See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Period Ended June 30, 1997  (Unaudited)

INVESTMENT INCOME
Dividends, net of nonreclaimable foreign
 taxes of $50,656                         $  281,190
Interest                                      21,053
                                          -----------
Total investment income                      302,243
                                          -----------

EXPENSES
Investment advisory base fee                 148,812
Performance penalty                         (253,789)
Compensation and benefits                     68,965
Transfer agent fees                            5,984
Professional fees                             42,337
Custodian fees                                18,500
Printing and postage                           9,276
Office and miscellaneous expenses             14,979
Insurance expense                              1,224
Directors' fees and expenses                   8,102
Dues and filing fees                           5,386
Shareholder relations and communications       9,878
Interest expense                              28,202
Rent expense                                   5,265
                                          -----------
Total expenses                               113,121
                                          -----------

Net investment income                        189,122
                                          -----------

REALIZED AND UNREALIZED GAINS ON
INVESTMENTS
Net realized gains on investments and
 currency transactions                     2,151,895
Net unrealized depreciation of
 investments and currency translations      (189,904)
                                          -----------
Net gains on investments                   1,961,991
                                          -----------
Net increase in net assets resulting
 from operations                          $2,151,113
                                          ===========

See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Period Ended June 30, 1997  (Unaudited)
and Year Ended December 31, 1996

                                    1997         1996
                                 ------------  -----------
NET ASSETS,
BEGINNING OF PERIOD              $22,841,484   $24,219,524
                                 ------------  ------------

OPERATIONS
Net investment income (loss)         189,122      (154,031)
Net realized gains on
 investments and currency
 transactions                      2,151,895     6,351,691
Net unrealized depreciation
 of investments and currency
 translations                       (189,904)   (3,570,885)
                                 ------------  ------------
Net increase in net assets
 from operations                   2,151,113     2,626,775
                                 ------------  ------------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                 0       (85,160)
From net realized gains on
 investments and currency
 transactions                              0    (4,055,357)
                                 ------------  ------------
Decrease in net assets from
 dividends and distributions               0    (4,140,517)
                                 ------------  ------------

SHARE TRANSACTIONS
Reinvested dividends and
 distributions                             0       135,702
                                 ------------  ------------
Increase in net assets from
 share transactions                        0       135,702
                                 ------------  ------------

NET INCREASE (DECREASE) IN
 NET ASSETS                        2,151,113    (1,378,040)
                                 ------------  ------------

NET ASSETS, END OF PERIOD        $24,992,597   $22,841,484
                                 ============  ============

See accompanying notes to financial statements.

Z-Seven  Fund,  Inc.
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

Note 1 - Significant Accounting Policies

Z-Seven Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

Security Valuation - Securities traded on national securities exchanges except the London Stock Exchange are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter. Securities traded on the London Stock Exchange are valued at the mid-close price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors. Temporary investments in short-term money market securities are valued at market. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

Federal Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

Distributions to Shareholders - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted account-ing principles. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the

Fund, timing differences, and differing characterizations of distributions made by the Fund. Due to the differing treatment for tax purposes of certain income and capital gain items, as of December 31, 1996, the Fund has reclass-ified $622,261 from accumulated net realized gains to undistributed net investment income.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange and

(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Dividends are shown net of foreign exchange gains or losses which represent currency gains or losses realized between the ex-dividend and payment dates on dividends.

Forward Currency Contracts - As foreign securities are purchased, the Fund enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a compo-nent of net realized gains on investments and currency transactions in the Statement of Operations.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Note 2 - Treasury Stock Transactions

From 1993 through 1995, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

Year  Number of Shares     Cost
----  ----------------  ----------
1995           130,480  $2,361,942
1994            78,000   1,308,710
1993            40,300     674,425
      ----------------  ----------
               248,780  $4,345,077
      ================  ==========

In 1996, the Fund established a distribution reinvestment plan to allow shareholders to reinvest their distributions in shares of the Fund. If the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. If the Fund is selling at a discount, distributions will be reinvested at market price. On December 31, 1996, 6,968 shares of the Fund were distributed to plan participants at $19.475 per share (95% of the market price). This distribution increased the Fund's total net assets by $135,702.

In December 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 349,105 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Agape has requested that the Fund repurchase these shares as an alternative to registration. The Fund agreed, subject to regulatory approval, to repurchase the Agape shares over an 18-month period after the date of such regulatory approval, at a price of one-half of one percent below the net asset value at the time of each repurchase. On July 31, 1997, the Fund filed an application with the Securities and Exchange Commission seeking the necessary regulatory approval.

Note 3 - Purchases and Sales of Securities

Purchases and sales of investment securities (excluding short-term money market securities) during the period ended June 30, 1997, were:

           Common Stocks   Treasury Bills
           --------------  ---------------
Purchases  $   17,841,506  $     3,956,839
Sales      $   12,877,790  $     3,965,306

Note 4 - Foreign Exchange Contracts

At June 30, 1997, the Fund had contracts, maturing on November 28, 1997, to sell $13 million in foreign currency (7 million Swiss francs and 5 million British pounds). These contracts were marked-to-market on June 30, 1997, resulting in a net unrealized gain of $282,614. This unrealized gain is included as a component of receivables from securities sold, in the accompanying Statement of Assets and Liabilities.

Note 5 - Investment Advisory Fees and Performance Bonus/Penalties

Under an agreement between the Fund and the Advisor, the latter supervises the investments of the Fund and pays the expenses related to employees principally engaged as directors, officers or employees of the Advisor. The agreement provides for a base management fee equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the period ended June 30, 1997, the base management fee aggregated $148,812.

In addition to such base management fee, the Advisor will receive a bonus for extraordinary performance or pay a penalty fee for underperformance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the performance of the Advisor will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty fee can exceed the base management fee. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Advisor exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10%. For the period ended June 30, 1997, the performance penalty aggregated $253,789.

The Agreement also provides that if the Fund's expenses on an annual basis (including the base management fee, but excluding any bonus or penalty payments, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Advisor shall reimburse the Fund for any such excess up to the aggregate amount of the basic advisory fee. For the year ended December 31, 1996, an expense reimbursement was not required.

Note 6 - Distributions to Shareholders

On September 6, 1996, the Board of Directors declared a distribution of 6.14 cents per share of investment income and 12.67 cents per share of long-term capital gains, for a total distribution of 18.81 cents per share. These amounts represented undistributed net investment income and long-term capital gains for 1995. Additionally, on November 22, 1996, the Board of Directors declared a distribution of $2.80 per share which represented estimated long-term capital gains for 1996. These distributions were paid on December 31, 1996, to shareholders of record on December 20, 1996. The Fund intends to distribute the balance of long-term capital gains and net investment income for 1996 on or before December 31, 1997.

Note 7 - Federal Income Taxes

For federal income tax purposes, in 1996, the Fund experienced a net capital gain of $5,656,482 and investment company taxable income of $473,627. The Board of Directors elected to distribute substantially all of the 1996 net capital gain, accordingly, there is no tax provision for 1996.

Note 8 - Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Advisor are paid $500 per meeting plus out-of-pocket expenses.

At  June  30,  1997,  Barry Ziskin, an officer and director of the Fund, owned
311,257  shares  of  the  Fund's  capital  stock.    He is also an officer and
director of the Advisor.

Note 9 - Line of Credit

The Fund has a $2 million line of credit with its custodian bank which is secured by certain investment securities with an aggregate market value of $3,372,902 at June 30, 1997. Borrowings against the line are charged interest at a rate of prime plus 1/2%. The m aximum amount outstanding against the line during the six months ending June 30, 1997, was $1,850,000. The line of credit expires September 18, 1997.

The purpose of the line is to enable the Advisor flexibility in selling shares of portfolio investments at such time and price as is consistent with the investment discipline employed and is in the best interest of the shareholders. If the full amount of the line of credit were utilized, it would represent less than 10% of the net assets of the Fund at June 30, 1997.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS

The following represents selected data for a share outstanding throughout the period.


                                                                             June 30,               December 31,
For the period ended                                                           1997              1996         1995
                                                                           (Unaudited)
-------------------------------------------------------------------------  ------------       -----------  ----------
Net asset value, beginning of period                                       $     16.40        $    17.48   $   16.65
                                                                           ------------       -----------  ----------
Net investment income (loss)                                                      0.14             (0.11)       0.11
Net realized and unrealized gains (losses) on investments
 and currency transactions before income taxes                                    1.41              2.02        3.76
                                                                           ------------       -----------  ----------
Total increase (decrease) from investment operations                              1.55              1.91        3.87
Distributions to shareholders from net investment income                           -0-             (0.06)      (0.87)
Distributions to shareholders from net capital gains                               -0-             (2.93)      (2.17)
Income taxes on capital gains paid on behalf of shareholders                       -0-                -0-         -0-
                                                                           ------------       -----------  ----------
Net increase (decrease) in net asset value                                        1.55             (1.08)       0.83
                                                                           ------------       -----------  ----------
Net asset value, end of period                                             $     17.95        $    16.40   $   17.48
                                                                           ============       ===========  ==========

Per share market value, end of period                                      $     17.75        $    20.50   $   22.25
Total investment return (a)                                                     (13.4%)             8.9%       58.3%
Ratio of expenses before performance bonus/penalty to average net assets           3.1% (b)         3.2%        2.9%
Ratio of total expenses to average net assets                                      1.0% (b)         3.0%        2.0%
Ratio of net investment income (loss) to average net assets                        1.6% (b)        (0.6%)       0.9%
-------------------------------------------------------------------------  ------------      ------------  ----------
Portfolio turnover rate                                                           56.9%            66.4%       36.1%
Average commission rate                                                         0.0432            0.0361      0.0392
-------------------------------------------------------------------------  ------------      ------------  ----------
Number of shares outstanding at end of period (in 000's)                         1,393             1,393       1,386
Net assets, end of period (in 000's)                                            24,993            22,841      24,220
-------------------------------------------------------------------------  ------------      ------------  ----------



                                                                                         December 31,
For the period ended                                                           1994          1993          1992 (c)

-------------------------------------------------------------------------  ------------  ------------  ------------
Net asset value, beginning of period                                       $     17.00   $     15.12   $     17.65
                                                                           ------------  ------------  ------------
Net investment income (loss)                                                     (0.16)         0.11          0.04
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes                                 (0.14)         2.22         (2.57)
                                                                           ------------  ------------  ------------
Total increase (decrease) from investment operations                             (0.30)         2.33         (2.53)
Distributions to shareholders from net investment income                            -0-           -0-           -0-
Distributions to shareholders from net capital gains                                -0-           -0-           -0-
Income taxes on capital gains paid on behalf of shareholders                     (0.05)        (0.45)           -0-
                                                                           ------------  ------------  ------------
Net increase (decrease) in net asset value                                       (0.35)         1.88         (2.53)
                                                                           ------------  ------------  ------------
Net asset value, end of period                                             $     16.65   $     17.00   $     15.12
                                                                           ============  ============  ============

Per share market value, end of period                                      $     16.50   $     18.25   $     17.00
Total investment return (a)                                                      (9.3%)        10.2%        (20.9%)
Ratio of expenses before performance bonus/penalty to average net assets          2.7%          2.9%          3.5%
Ratio of total expenses to average net assets                                     3.0%          2.1%          2.4%
Ratio of net investment income (loss) to average net assets                      (0.8%)         0.7%          0.2%
-------------------------------------------------------------------------  ------------  ------------  ------------
Portfolio turnover rate                                                          17.5%         42.1%         17.9%
Average commission rate
-------------------------------------------------------------------------  ------------  ------------  ------------
Number of shares outstanding at end of period (in 000's)                         1,516         1,594         1,634
Net assets, end of period (in 000's)                                            25,241        27,097        24,714
-------------------------------------------------------------------------  ------------  ------------  ------------

(a)    Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b)    Annualized.
(c)    Calculations based on weighted average number of shares outstanding of 1,294,188 for the year.

BOARD OF DIRECTORS
Barry Ziskin
Dr. Jeffrey Shuster
Rochelle Ziskin
Thomas W. Lee

INVESTMENT ADVISOR
TOP Fund Management, Inc.

OFFICERS
Barry Ziskin
President
Carol F. Kahanek
Secretary
Laurie S. Doane
Treasurer

CUSTODIAN
Chase Manhattan Bank

TRANSFER AGENT
ChaseMellon Shareholder Services

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP

GENERAL COUNSEL
Kramer, Levin, Naftalis & Frankel
Kilpatrick Stockton LLP

STOCK LISTINGS
NASDAQ
Symbol:  ZSEV
Pacific Exchange
Symbol:  ZSE

CORPORATE OFFICE
2651 West Guadalupe Road
Suite B-233
Mesa, AZ  85202
(602) 897-6214
Fax (602) 345-9227

OTHER INFORMATION

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

In 1996, the Fund implemented a dividend and capital gains distribution reinvestment program. Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact ChaseMellon Shareholder Services, our Transfer Agent, at (800) 851-9677. Shareholders who do not have physical possession of their share certificates (street name) should call their broker.

SHARE REPURCHASES
In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may purchase shares of its capital stock in the open market, from time to time, when the Fund shares are trading at a discount from the net asset value of the shares, or in order to increase the net asset value of the shares, or both.